Exhibit 99.1

FOR IMMEDIATE RELEASE

    MagneGas Acquires Substantial Share of European and African Market Rights

    -     Purchases 20% of MagneGas Europe, Exclusive IP Owner for these Two Key Markets

Tampa, Florida – June 29, 2010 – MagneGas Corporation (“MagneGas” or the “Company”) (OTC BB: MNGA), a producer of a metal working fuel and natural gas alternative made from liquid waste, announced today that it has acquired economic interest in the European and African markets, purchasing 20% of MagneGas Europe (legal name MagneGas Arc Applied Solutions Europe, or “MAASE”) for 250,000 shares of restricted stock. MAASE owns the exclusive intellectual property (“IP”) rights for the MagneGasTM Technology for Europe and Africa.

In addition to its equity ownership in MAASE, MagneGas will participate in profit sharing for the European and African markets through periodic cash dividends.

“We have long sought to participate in the crucial European market,” stated MagneGas President Richard Connelly. “The European community has been among the world’s earliest adopters of clean tech and alternative fuels, and the regulatory incentives to bring new solutions to market make this perhaps the most immediately attractive climate for the MagneGasTM Technology. Although MAASE is just launching operations, we feel the European market can provide great opportunities.

“As with our China initiative, this acquisition provides us ongoing exposure to a core market without having to create an on-site infrastructure of our own. Moreover, we benefit from an existing and expanding distribution network. This is one more example of MagneGas leveraging partnership synergies to grow efficiently and cost-effectively.”

The MAASE strategy-to-market will mirror that of MagneGas, focusing on three key prospects in rank order: 1) metal working/industrial fuel, 2) liquid waste processing and 3) equipment sales.

Ermanno Santilli, MagneGas Executive Vice President of International Relations, will also serve as CEO of MAASE. Mr. Santilli is based in Brussels, Belgium.

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About MagneGas Corporation (www.magnegas.com)
Founded in 2007, Tampa-based MagneGas Corporation (OTC BB: MNGA) is the producer of MagneGasTM, a natural gas alternative and metal working fuel made from liquid waste such as sewage, sludge, manure and certain industrial and oil based liquid wastes. The Company’s patented Plasma Arc FlowTM process gasifies liquid waste, creating a clean burning fuel that is essentially interchangeable with natural gas, but with lower green house gas emissions. MagneGasTM can be used for metal cutting, cooking, heating or powering bi fuel automobiles.

CONTACT:

Cirrus Financial Communications, LLC
Justin K. Davis
(866) 330-MNGA (6642)
Justin.Davis@cirrusfc.com
www.cirrusfc.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

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